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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Healthcare Recoveries, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                               No. 61-1141758
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(State of incorporation or organization)      (IRS Employer Identification No.)


       1400 Watterson Tower
       Louisville, Kentucky                             40218
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 (Address of principal executive offices)              (Zip Code)

If this Form relates to the  registration of a class of          If this  Form  relates  to the  registration  of a
debt  securities and is effective upon filing  pursuant          class  of  debt  securities  and  is  to  become  effective
to  General   Instruction   A(c)(1)  please  check  the          simultaneously  with  the  effectiveness  of  a  concurrent
following box.  /   /                                            registration  statement  under the  Securities  Act of 1933 pursuant to General  Instruction  A(c)(2)  please check the
                                                                 following box. /   /



Securities to be registered pursuant to Section 12(b) of the Act:


                                               Name of each exchange on
   Title of each Class to                         which each class is to
     be so registered                                be registered
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           None                                           None
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Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $.001 per share
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                                (Title of Class)



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Item 1.      Description of Registrant's Securities to be Registered.


             The information required by Item 1 shall be set forth under the caption "Description of Capital Stock" in the Prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act that is to be included in the Registrant's Registration Statement on Form S-1 (File No. 333-23287), which description is incorporated herein by this reference and qualified in its entirety by reference to the Registrant's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each of which are attached as Exhibits to such Registration Statement, which set forth in full the preferences, limitations and relative rights of each class of the Registrant's capital stock.





Item 2.      Exhibits.

               1. A specimen certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1, File No. 333-23287).

               2. Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 333-23287).

               3. Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, File No. 333-23287).



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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                      HEALTHCARE RECOVERIES, INC.


                                      By: /s/ Patrick B. McGinnis
                                          ---------------------------------
                                          Patrick B. McGinnis
                                          Chairman and Chief Executive Officer

Dated: May 20, 1997




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                                    Exhibits


Exhibit

     1 A specimen certificate of Common Stock (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1, File No. 333-23287).

     2 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 333-23287). of the Registrant.

     3 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, File No. 333-23287).



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